Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 6/15/2005


Blended Coupon 6.9517%


Excess Protection Level
3 Month Average   2.60%
July, 2000   2.60%
June, 2000  N/A
May, 2000  N/A


Cash Yield18.75%


Investor Charge Offs 4.45%


Base Rate11.70%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,529,119,458.18

For purposes of calculating the Base Rate and Excess Protection Level, a Coupon of 9.70% (38/360) was used. The Base Rate was calculated using a 38 day monthly period, 6/23/00 to 7/31/00.